Income Taxes	12 Months Ended
Jun. 30, 2012
Income Taxes

Note 18 – Income Taxes

The provisions for income taxes on continuing operations computed by applying the U.S. statutory rate to income from continuing operations before taxes as reconciled to the actual provisions were:

	2012	2011	2010
Income (loss) from continuing operations before income taxes
United States	(89.8)%	104.4%	92.6%
Foreign	(10.2)	(4.4)	7.4
	(100.0)%	100.0%	100.0%
Tax expense (benefit) at U.S. statutory rate	(35.0)%	35.0%	35.0%
State Income Taxes	0.3	2.7	3.9
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(2.1)	4.1	(143.5)
Domestic Production Deduction	–	(3.9)	(7.7)
Employee Benefit Deductions	(8.1)	(4.7)	(1.9)
Non-Taxable Indemnification Agreements	(20.9)	–	14.4
Non-Deductible Professional Fees	27.8	3.6
Tax provision adjustments	(6.8)	(4.3)	(3.0)
Other, net	3.1	–	0.7
Taxes at effective worldwide tax rates	(41.7)	32.5	(102.1)%

The tax expense related to continuing operations decreased $42 million in 2012 due primarily to a decline in pretax income from continuing operations of $120 million.

The tax expense related to continuing operations increased $91 million in 2011. The increase in tax expense in 2011 was due primarily to the year-over-year impact of a net tax benefit reported in 2010 that included a $90 million tax benefit for the release of certain contingent tax obligations after statutes in multiple jurisdictions lapsed and certain tax regulatory examinations and reviews were resolved.

The company intends to continue to reinvest all of its earnings outside of the U.S. and, therefore, has not recognized U.S. tax expense on these earnings. U.S. federal income tax and withholding tax on these foreign unremitted earnings would be immaterial.

Current and deferred tax provisions (benefits) were:

	2012		2011		2010
(in millions)	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$ (16)	$ 2	$(4)	$29	$(150)	$79
Foreign	(1)	–	(1)	1	2	–
State	3	(3)	5	(3)	4	1
	$ (14)	$(1)	$(–)	$27	$(144)	$80

Cash payments for income taxes from continuing operations were $26 million in 2012, $36 million in 2011 and $176 million in 2010.

Hillshire Brands and eligible subsidiaries file a consolidated U.S. federal income tax return. The company uses the asset-and-liability method to provide income taxes on all transactions recorded in the consolidated financial statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based upon the tax rates that the company expects to be in effect when the underlying items of income and expense are realized. The company’s expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the company expects to realize.

The deferred tax liabilities (assets) at the respective year-ends were as follows:

(in millions)	2012	2011
Deferred tax (assets)
Pension liability	$(73)	$(54)
Employee benefits	(113)	(135)
Unrealized foreign exchange	–	(180)
Nondeductible reserves	(63)	(54)
Net operating loss and other tax carryforwards	(49)	(51)
Investment in subsidiary	–	(257)
Other	(16)	(14)
Gross deferred tax (assets)	(314)	(745)
Less valuation allowances	60	208
Net deferred tax (assets)	(254)	(537)
Deferred tax liabilities
Property, plant and equipment	69	117
Intangibles	35	48
Unrepatriated earnings	–	763
Deferred tax liabilities	104	928
Total net deferred tax liabilities	$(150)	$391

There are state net operating losses of $49 million that begin to expire in 2013 through 2030.

Valuation allowances have been established on net operating losses and other deferred tax assets in certain U.S. state jurisdictions as a result of the company’s determination that there is less than a 50% likelihood that these assets will be realized.

The company records tax reserves for uncertain tax positions taken, or expected to be taken, on a tax return. For those tax benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon audit settlement.

Due to the inherent complexities arising from the nature of the company’s businesses, and from conducting business and being taxed in a substantial number of jurisdictions, significant judgments and estimates are required to be made. Agreement of tax liabilities between Hillshire Brands and the many tax jurisdictions in which the company files tax returns may not be finalized for several years. Thus, the company’s final tax-related assets and liabilities may ultimately be different from those currently reported.

Our total unrecognized tax benefits that, if recognized, would affect our effective tax rate were $71 million as of June 30, 2012. This amount differs from the balance of unrecognized tax benefits as of June 30, 2012 primarily due to uncertain tax positions that created deferred tax assets in jurisdictions which have not been realized due to a lack of profitability in the respective jurisdictions. At this time, the company estimates that it is reasonably possible that the liability for unrecognized tax benefits will decrease by approximately $5 to $30 million in the next 12 months from a variety of uncertain tax positions as a result of the completion of various worldwide tax audits currently in process and the expiration of the statute of limitations in several jurisdictions.

The company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended June 30, 2012, July 2, 2011 and July 3, 2010, the company recognized a benefit of $3 million, expense of $2 million and a benefit of $21 million, respectively, of interest and penalties in continuing operations tax expense. The tax benefit in 2012 and 2010 was the result of the finalization of tax reviews and audits and changes in estimates of tax contingencies. As of June 30, 2012, July 2, 2011 and July 3, 2010, the company had accrued interest and penalties of approximately $10 million, $21 million and $21 million, respectively.

The company’s tax returns are routinely audited by federal, state and foreign tax authorities and these audits are at various stages of completion at any given time. The Internal Revenue Service (IRS) has completed examinations of the company’s U.S. income tax returns through June 28, 2008. With few exceptions, the company is no longer subject to state and local income tax examinations by tax authorities for years before July 2, 2005.

The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended June 30, 2012, July 2, 2011 and July 3, 2010.

Unrecognized tax benefits (in millions)	June 30, 2012	July 2, 2011	July 3, 2010
Beginning of year balance	$83	$88	$227
Increases based on current period tax positions	5	8	9
Increases based on prior period tax positions	24	–	2
Decreases based on prior period tax positions	(4)	(5)	(17)
Decreases related to settlements with tax authorities	(33)	(4)	(131)
Decreases related to a lapse of applicable statute of limitation	(1)	(4)	(2)
End of Year Balance	$74	$83	$88